UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)        December 23, 2014
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                             UNISYS CORPORATION
_________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


Delaware                          1-8729                    38-0387840
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(State or Other          (Commission File Number)         (IRS Employer
Jurisdiction of                                       Identification No.)
Incorporation)

                         801 Lakeview Drive, Suite 100
                         Blue Bell, Pennsylvania  19422
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              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
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              (Registrant's telephone number, including area code)

                                      N/A
_________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Scott Hurley, Unisys Corporation's Vice President and Corporate
Controller and principal accounting officer, will be leaving the company effective January 31, 2015. Effective February 1, 2015, William M. Reinheimer will act as the company's principal accounting officer until a successor for Mr. Hurley is named.

Mr. Reinheimer, age 66, has been with the company since 1972 in a variety of corporate accounting positions, serving most recently as director of external reporting. Prior to joining Unisys, Mr. Reinheimer had been in public accounting.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                UNISYS CORPORATION


Date: December 29, 2014                     By: /s/ Janet B. Haugen
                                                -------------------
                                                Janet B. Haugen
                                                Senior Vice President and
                                                Chief Financial Officer